UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(905) 795-6500 (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	COT	New York Stock Exchange
	BCB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on January 13, 2020, Cott Corporation (“Cott”) entered into an Agreement and Plan of Merger (the “merger agreement”), as amended on January 28, 2020, with Cott Holdings Inc., a wholly-owned subsidiary of Cott (“Holdings”), Fore Merger LLC, a wholly-owned subsidiary of Holdings (“Merger Sub”), Fore Acquisition Corporation, a wholly-owned subsidiary of Merger Sub (the “Purchaser”), and Primo Water Corporation (“Primo”) pursuant to which Cott and the Purchaser commenced an exchange offer (the “offer”) to purchase all of the outstanding shares of common stock of Primo, par value $0.001 per share, in exchange for, at the election of the holder, (i) $14.00 in cash, (ii) 1.0229 Cott common shares, no par value per share, plus cash in lieu of any fractional Cott common share, or (iii) $5.04 in cash and 0.6549 Cott common shares, in each case, without interest and less any applicable taxes required to be deducted or withheld in respect thereof and subject to proration as described in the merger agreement ((i), (ii), and (iii) as applicable, the “transaction consideration”) upon the terms and subject to the conditions set forth in the Prospectus/Offer dated January 28, 2020, as amended on February 7, 2020 (and any amendments and supplements thereto), the related Letter of Election and Transmittal, and the Prospectus filed pursuant to Rule 424(b)(3) on February 18, 2020.

The offer expired at 5:00 p.m., New York City time, on February 28, 2020 (the “expiration time”). The depositary and exchange agent for the offer advised that, as of the expiration time, a total of 32,716,138 shares of Primo common stock had been validly tendered and not properly withdrawn pursuant to the offer, which tendered shares of Primo common stock represented approximately 81.1% of the outstanding shares of Primo common stock as of the expiration time. Cott and the Purchaser accepted for exchange all such shares of Primo common stock validly tendered and not properly withdrawn pursuant to the offer; provided, that Primo stockholders who elected to receive the all-stock consideration were subject to proration at a rate of approximately 64.8% and will receive their consideration in the form of $14.00 in cash for each share not accepted for the all-stock election due to proration and 1.0229 Cott common shares per share of Primo common stock for shares that were accepted for the all-stock election.

On March 2, 2020, pursuant to the terms and conditions of the merger agreement, Cott completed its acquisition of Primo when (i) the Purchaser merged with and into Primo (the “first merger”), with Primo surviving the first merger as a wholly-owned subsidiary of Merger Sub and (ii) immediately following the first merger, Primo merged with and into Merger Sub (the “second merger” and together with the first merger, the “mergers”), with Merger Sub being the surviving entity as a wholly-owned subsidiary of Cott. Primo and Cott intend, for U.S. federal income tax purposes, for the offer and the mergers, taken together, to constitute a single integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

The first merger was governed by Section 251(h) of the Delaware General Corporation Law, with no stockholder vote required to consummate the first merger. At the effective time of the first merger, each share of Primo common stock (other than certain dissenting, converted and cancelled shares and shares tendered into the offer and accepted by the Purchaser, but including shares paid to a holder of a vested Primo equity-based award (other than deferred stock unit awards) or Primo warrants immediately prior to the effective time of the first merger, as described further in the merger agreement) was converted into the right to receive the transaction consideration.

The cash portion of the transaction consideration and related costs and expenses were funded by cash on hand and from proceeds from the disposition of S. & D. Coffee, Inc., a wholly-owned subsidiary of Cott, on February 28, 2020.

The foregoing descriptions of the offer, the mergers and the merger agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the merger agreement, a copy of which was filed as Exhibit 2.1 to Cott’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2020, and amendment thereto, a copy of which filed as Exhibit 2.2 to Cott’s Registration Statement on Form S-4, filed with the SEC on January 28, 2020, each of which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the mergers, on March 2, 2020, Cott amended its Articles of Amalgamation pursuant to the Canada Business Corporations Act to change its corporate name to “Primo Water Corporation.” The Articles of Amendment are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the name change, the registrant changed its ticker symbol on the NYSE and the TSX to “PRMW.”

Item 7.01.	Regulation FD Disclosure.

On March 2, 2020, Cott issued a press release announcing the expiration and results of the offer and the completion of the mergers. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Primo required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to Primo’s Annual Report on Form 10-K for the year ended December 31, 2018 and to Primo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated herein by reference to the unaudited pro forma condensed combined balance sheet as of September 28, 2019 and the unaudited pro forma condensed combined statement of operations for the year ended December 29, 2018 and for the nine months ended September 28, 2019, in each case included in Cott’s Registration Statement on Form S-4 filed with the SEC on January 13, 2020, as amended on February 7, 2020, and Prospectus filed pursuant to Rule 424(b)(3) on February 18, 2020.

(d)	Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 13, 2020, by and among Cott Corporation, Cott Holdings Inc., Fore Merger LLC, Fore Acquisition Corporation and Primo Water Corporation (incorporated by reference to the copy included as Annex A-1 to Part I of Cott’s Registration Statement on Form S-4, filed on January 28, 2020)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of January 28, 2020, by and among Cott Corporation, Cott Holdings Inc., Fore Merger LLC, Fore Acquisition Corporation and Primo Water Corporation (incorporated by reference to the copy included as Annex A-2 to Part I of Cott’s Registration Statement on Form S-4, filed on January 28, 2020)

3.1	Articles of Amendment to Articles of Amalgamation of Cott Corporation

23.1	Consent of BDO USA, LLP, as independent registered public accounting firm to Primo Water Corporation

99.1	Press Release of Cott Corporation, dated March 2, 2020 (furnished herewith).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)
March 5, 2020
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe Chief Legal Officer and Secretary